  LIMITED POWER OF ATTORNEY FOR SECTION 16 REPORTING OBLIGATIONS

       Know all by these presents, that the undersigned hereby constitutes and appoints Willkie Farr & Gallagher LLP the undersigned's true and lawful attorney-in-fact to:

     1.     execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of Genesis Park Acquisition Corp.
            (the "Company"), Forms 3, 4 and 5 (and any amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of
            1934, as amended (the "Exchange Act"), and the rules thereunder;

     2.     do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
            Form 3, 4 or 5, complete and execute any amendments thereto, and timely file such form with the U.S. Securities and Exchange
            Commission (the "SEC") and any securities exchange or similar authority, including without limitation the filing of a Form ID or any other documents necessary or appropriate to enable the undersigned to file the Forms 3, 4 and 5 electronically with the
            SEC;

     3.     seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned's attorney-in-fact appointed by this Limited Power of
            Attorney and approves and ratifies any such release of information;
            and

     4.     take any other action in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by or for, the undersigned, it being understood that the documents executed by such
            attorney-in-fact on behalf of the undersigned pursuant to this
            Limited Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact may approve in such attorney-in-fact's discretion.

             The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever required, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted.

             The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request and on the behalf of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with, or any liability for the failure to comply with, any provision of Section 16 of the Exchange Act.

             This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorney-in-fact.

       IN WITNESS WHEREOF, the undersigned has executed this Limited Power of
Attorney as of this 19th day of November, 2020.

                                Signed and acknowledged:

                                GENESIS PARK HOLDINGS
                                By: Genesis Park II LP, as Manager
                                By: Genesis Park II GP LLC, its General Partner

                                By: /s/ Paul W. Hobby
                                    -----------------------------------
                                    Name: Paul W. Hobby
                                    Title:   Authorized Signatory